Virtus KAR Equity Income Fund

(the “Fund”),

a series of Virtus Equity Trust

Supplement dated July 28, 2025 to the Fund’s Summary Prospectus and the Virtus Equity Trust Statutory Prospectus, each dated January 28, 2025, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective July 28, 2025, the Fund’s investment adviser has implemented a new expense limitation arrangement to further limit the expenses of the Fund’s Class R6 Shares. The resulting changes to the Fund’s prospectuses are described in more detail below.

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Under “Fees and Expenses” in the Fund’s summary prospectus and the summary section of the statutory prospectus, the “Shareholder Fees” and “Annual Fund Operating Expenses” tables and associated footnotes are hereby replaced with the following:

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(b)	0.37%	0.44%	0.36%	0.29%
Total Annual Fund Operating Expenses	1.37%	2.19%	1.11%	1.04%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.17)%	(0.24)%	(0.16)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(c)	1.20%	1.95%	0.95%	0.78%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)	Estimated for current fiscal year, as annualized.
(c)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.20% for Class A Shares, 1.95% for Class C Shares, 0.95% for Class I Shares and 0.78% for Class R6 Shares through September 12, 2027 (or, if later, the date that is two years after the reorganization of Virtus KAR Global Quality Dividend Fund with and into the fund) (the “Expense Limitation Term Date”). Prior to the Expense Limitation Term Date, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Under “Fees and Expenses,” the “Example” table is hereby replaced with the following:

Example

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$666	$928	$1,227	$2,077
Class C	Sold	$298	$638	$1,130	$2,485
	Held	$198	$638	$1,130	$2,485
Class I	Sold or Held	$97	$320	$580	$1,322
Class R6	Sold or Held	$80	$278	$522	$1,223

In the first table in the section “More Information About Fund Expenses” on page 55 of the statutory prospectus, the row corresponding to the Fund is hereby replaced with the following and an associated footnote will appear after the table as shown below:

Fund	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Virtus KAR Equity Income Fund(**)	1.20%	1.95%	0.95%	0.78%

(**) Contractual through September 12, 2027 (or, if later, the date that is two years after the reorganization of Virtus KAR Global Quality Dividend Fund with and into the fund).

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019 KAR Equity Income Expense Cap Reduction (7/25)

Virtus KAR Equity Income Fund

(the “Fund”),

a series of Virtus Equity Trust

Supplement dated July 28, 2025 to the Virtus Equity Trust Statement of

Additional Information (“SAI”), dated January 28, 2025, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective July 28, 2025, the Fund’s investment adviser has implemented a new expense limitation arrangement to further limit the expenses of the Fund’s Class R6 Shares. The resulting changes to the Fund’s SAI are described in more detail below.

In the table beginning on page 63 of the Fund’s SAI, the row corresponding to the Fund is hereby replaced with the following and an associated footnote will appear after the table as shown below:

Fund	Class A	Class C	Class I	Class R6
Equity Income Fund(*)	1.20%	1.95%	0.95%	0.78%

(*) Contractual through September 12, 2027 (or, if later, the date that is two years after the reorganization of Virtus KAR Global Quality Dividend Fund with and into the fund) .

Investors should retain this supplement with the SAI for future reference.

VET 8019B KAR Equity Income Expense Cap Reduction (7/25)